SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549-1004

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) MARCH 30, 2001

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                      Commission File Number 0-404
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                THE CONNECTICUT LIGHT AND POWER COMPANY
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          (Exact name of registrant as specified in its charter)


               CONNECTICUT                      06-0303850
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


        107 SELDEN STREET, BERLIN, CONNECTICUT             06037-1616
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        (Address of principal executive offices)          (Zip Code)


                               (860) 665-5000
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         (Registrant's telephone number, including area code)


                               Not Applicable
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    (Former name or former address, if changed since last report)



Item 5. OTHER EVENTS

1.  CL&P Rate Reduction Bonds

On March 30, 2001, CL&P Funding LLC ("CL&P Funding"), a subsidiary of The Connecticut Light and Power Company ("CL&P"), closed the sale of $1,438,400,000 of notes to Connecticut RRB Special Purpose Trust CL&P-1, a special purpose trust. The trust in turn sold, through underwriters, $1,438,400,000 of rate reduction bonds to the public. The notes were issued in five classes with varying interest rates and maturities. CL&P Funding applied the proceeds of the sale of the notes to the purchase of certain transition property from CL&P. The bonds were issued in five classes, including one floating rate class, each with maturities and other terms identical to the corresponding class of notes.

Reference is made to CL&P Fundings's Current Report on Form 8-K dated March 30, 2001 for additional information.

2.  Millstone Sale

On March 31, 2001, The Connecticut Light and Power Company ("CL&P") and Western Massachusetts Electric Company ("WMECO") consummated the sale of Millstone 1 and 2 to a subsidiary of Dominion Resources, Inc., Dominion Nuclear Connecticut, Inc. ("DNCI"), and CL&P, WMECO, Public Service Company of New Hampshire ("PSNH") and certain other of the joint owners collectively sold 93.47 per cent of Millstone 3 to DNCI, which included all of the respective joint interests of CL&P, WMECO and PSNH in the unit. The Northeast Utilities ("NU") System received approximately $1.2 billion of cash from the sale and has or will apply the proceeds to taxes and reductions of debt and equity at CL&P, WMECO and PSNH, including aproximately $200 million expected to be returned to NU. As part of the sale, DNCI assumed responsibility for decommissioning the three Millstone units.

Reference is made to NU's, CL&P's, WMECO's and PSNH's Annual Report on Form 10K for the year ended December 31, 2000 for further information.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CONNECTICUT LIGHT AND POWER COMPANY
                                    (Registrant)



                                     By:    /S/ CHERYL W. GRISE
                                     Name:  Cheryl W. Grise
                                     Title: SENIOR VICE PRESIDENT,
                                     SECRETARY AND GENERAL COUNSEL
                                     NORTHEAST UTILITIES SERVICE COMPANY
                                     AS AGENT FOR THE CONNECTICUT LIGHT
                                     AND POWER COMPANY

                                     Date: